Exhibit 10.56

          AMENDMENT NO. 1, dated as of November 23, 2009, to Pledge Agreement dated as of 11 November, 2009 (the “Pledge Agreement”) between XL Insurance (Bermuda) Ltd, a company organized and existing under the laws of Bermuda (with company registration number 12809) whose address of its registered or principal office is at XL House, One Bermudiana Road, Hamilton HM08, Bermuda (the “Applicant”), XL Re Ltd, company organized and existing under the laws of Bermuda (with company registration number 21291) whose address of its registered or principal office is at XL House, One Bermudiana Road, Hamilton HM08, Bermuda (the “Second Pledgor”) (the Applicant and the Second Pledgor, together referred to as the “Original Pledgors”, and, together with any Additional Pledgor (as defined in the Pledge Agreement), the “Pledgors”) and Citibank Europe PLC (the “Pledgee”)

          WHEREAS, the Pledgors and the Pledgee are parties to the Pledge Agreement, and wish to enter into this Amendment No. 1 to clarify certain provisions of the Pledge Agreement;

          NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors and the Pledgee hereby agree as follows:

1.

DEFINED TERMS. Except as expressly provided in this Amendment, capitalized terms defined in the Pledge Agreement and used in this Amendment shall have their respective defined meanings when used herein.

2.	AMENDMENTS. Effective upon the signature by the Pledgors and the Pledgee of this Amendment, the Pledge Agreement is hereby amended as follows:

	(a)	Schedule 7 of the Pledge Agreement is deleted in its entirety and replaced with Schedule 7 hereto.

(b)

References in the Pledge Agreement to “this Agreement” and the words “hereof”, “hereto”, “herein” and the like shall refer to the Pledge Agreement as amended by this Amendment, except that references to “the date of this Agreement” and “the date hereof shall continue to refer to 11 November, 2009.

3.	MISCELLANOUS

	(a)	Except as expressly amended by this Amendment, the Pledge Agreement shall remain unmodified and in full force and effect.

(b)

This Amendment and the Pledge Agreement as amended hereby and the rights and obligations of the parties under this Amendment and the Pledge Agreement as amended hereby shall be construed in accordance with and governed by the laws of the State of New York without regard to conflicts of laws principles thereof (other than Section 5-1401 of the General Obligations Law of the State of New York, which is expressly made applicable hereto and thereto).

(c)

This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract, and shall become effective when signed by both parties. Delivery of an executed signature page to this Agreement by facsimile or electronic mail transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

[remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

XL Insurance (Bermuda) Ltd
BY:

Name: C. Stanley Lee
Title: SVP, Chief Financial Officer

XL Re Ltd
BY:

Name:	Gregory S. Hendrick
Title:	President & Chief Underwriting Officer

Citibank Europe Plc
BY:

Name:
Title:

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

XL Insurance (Bermuda) Ltd

BY:

Name: C. Stanley Lee
Title: SVP, Chief Financial Officer

XL Re Ltd
BY:

Name:	Gregory S. Hendrick
Title:	President & Chief Underwriting Officer

Citibank Europe Plc
BY:

Name:	Peadar MacCanna
Title:	Director

Schedule 7
Account details

Name of Pledgor	Account Name & Number	IBAN Number

XL Insurance (Bermuda) Ltd		N/A

XL Re Ltd		N/A

XL Re Ltd		N/A